                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report - July 26, 2006

                          CODORUS VALLEY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

  Pennsylvania                        0-15536                        23-2428543
 (State or other                  (Commission File                 (IRS Employer
 jurisdiction of                       Number)                         Number)
of incorporation)

        105 Leader Heights Road
             P.O. Box 2887
           York, Pennsylvania                                         17405-2887
(Address of principal executive offices)                              (Zip code)

                                  717-747-1519
               (Registrant's telephone number including area code)

                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Page 1 of 3 sequentially numbered pages in manually signed copy


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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          (d) On July 25, 2006, William H. Simpson was appointed as a Class B Director to the Boards of Directors of Codorus Valley Bancorp, Inc. and PeoplesBank, A Codorus Valley Company. Mr. Simpson is currently Vice Chairmen of Susquehanna Real Estate Co. and previously served as President and Chief Executive Officer of the Susquehanna Pfaltzgraff Co. He is a director of York-based New Standard Corp., Tighe Industries, and Pace Resources, Inc. and is also actively involved in leadership roles with many civic and charitable organizations. A decision has not been made at the time as to which board committees Mr. Simpson may be assigned.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Codorus Valley Bancorp, Inc.
                                        (Registrant)


Date: July 26, 2006                     /s/ Larry J. Miller
                                        ----------------------------------------
                                        Larry J. Miller
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)


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